Exhibit 10.1

Execution Copy

THIRD AMENDMENT

TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into as of this 11th day of March, 2005, with an effective date as set forth in Section 5 hereof, by and among GLOBAL IMAGING SYSTEMS, INC., a corporation organized under the laws of Delaware (the “Company”), the Subsidiaries of the Company listed on the signature pages hereto (together with the Company, the “Borrowers”), the Lenders party to the Credit Agreement referred to below (the “Lenders”) pursuant to the authorization (in the form attached hereto as Annex A, the “Authorization”). WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as Administrative Agent for the Lenders (the “Administrative Agent”). GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent for the Lenders (the “Syndication Agent”) and SUNTRUST BANK, as Documentation Agent for the Lenders (the “Documentation Agent”).

Statement of Purpose

The Lenders agreed to extend certain credit facilities to the Borrowers pursuant to the Second Amended and Restated Credit Agreement dated as of June 25, 2003 by and among the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent (as amended by the First Amendment to Credit Agreement dated as of December 10, 2003, as amended by the Second Amendment to Credit Agreement dated as of May 10, 2004, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The parties now desire to amend or modify certain provisions of the Credit Agreement in certain respects on the terms and conditions set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

2. Amendments to the Credit Agreement. The Credit Agreement is hereby modified as follows:

(a) Amendments to Existing Definitions. The definition of the following defined terms which are set forth in Section 1.1 of the Credit Agreement are hereby amended in their entirety as follows:

“Additional Term Loan Effective Date” means (i) with respect to the Second Additional Term Loans, the Third Amendment Effective Date and (ii) with respect to any other Additional Term Loans, the date, which shall be a Business Day, on or before the Term Loan Maturity Date, but no earlier than thirty (30) days after any Increase Notification Date (unless otherwise agreed to by the Administrative Agent), on which each of the Increase Lenders make any Additional Term Loans to the Borrowers pursuant to Section 4.6.

(b) Amendment to Add New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:

“Second Additional Term Loans” means the Additional Term Loans which were made to the Borrowers by the applicable Lenders on the Third Amendment Effective Date.

“Third Amendment” means the Third Amendment to Credit Agreement dated as of March 11, 2005 by and among the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent.

“Third Amendment Effective Date” means March 11, 2005.

(c) Amendment to Section 4.6. Section 4.6 of the Credit Agreement is hereby amended by deleting subsection (a) in its entirety and inserting the following in lieu thereof:

(a) Subject to the conditions set forth below, the Borrowers shall have the option, exercisable on no more than two (2) occasions from and after the Third Amendment Effective Date until May 10, 2006 to incur additional indebtedness under this Agreement in the form of an increase of the Term Loan Commitment to the amount of up to Two Hundred Fifty-Seven Million Nine Hundred Five Thousand Two Hundred Fifty Dollars ($257,905,250). The Company, on behalf of the Borrowers, by providing an Increase Notification, may request that additional Term Loans be made on the applicable Additional Term Loan Effective Date pursuant to such increase in the Term Loan Commitment (each such additional Term Loan, an “Additional Term Loan,” and collectively, the “Additional Term Loans”). The Borrowers, the Administrative Agent and the Lenders hereby agree and acknowledge that the Borrowers exercised the option set forth in this subsection (a) on the Third Amendment Effective Date in connection with the incurrence of the Second Additional Term Loans in the amount of Two Hundred Seven Million Nine Hundred Five Thousand Two Hundred Fifty Dollars ($207,905,250).

(d) Amendment to Section 5.1(c)(ii). Subsection (c)(ii) of Section 5.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(ii) The Applicable Margin with respect to the Second Additional Term Loans shall be equal to the amounts set forth on Schedule 1 to the Third Amendment.

(e) Amendment to Section 5.12. Section 5.12 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

SECTION 5.12 Use of Proceeds.

(a) Except as otherwise permitted pursuant to Section 11.7(d) hereof, the Borrowers shall use the proceeds of the Extensions of Credit (i) to refinance the obligations under the Existing Credit Agreement as set forth herein, and (ii) for working capital and general corporate requirements of the Borrowers and their Subsidiaries, including Permitted Acquisitions and the payment of certain fees and expenses incurred in connection with the transactions contemplated hereby.

(b) Notwithstanding the foregoing, the proceeds of the First Additional Term Loans shall be used (i) to refinance the Initial Term Loans on the Second Amendment Effective Date and (ii) to finance the acquisition of all of the capital stock of Imagine Technology Group, Inc. and its Subsidiaries on the Second Amendment Effective Date.

(c) Notwithstanding the foregoing, the proceeds of the Second Additional Term Loans shall be used to refinance the First Additional Term Loans on the Third Amendment Effective Date.”

(f) Section 11.7(d) of the Credit Agreement is hereby amended by deleting the dollar amount “$20,000,000” from the last line of such Section and by substituting the following text in lieu thereof: $40,000,000 during the term of this Agreement.

3. Additional Term Loan Agreement. The Applicable Margin and the terms for repayment of the Second Additional Term Loans are set forth on the Schedule 1 attached hereto and in Articles IV and V of the Credit Agreement; provided that the terms set forth on Schedule 1 attached hereto shall control to the extent such terms conflict with the terms of Articles IV and V of the Credit Agreement. For the purpose of Section 4.6 of the Credit Agreement, this Amendment shall constitute the Additional Term Loan Agreement with respect to the Second Additional Term Loans.

4. Conversion of the First Additional Term Loans into the Second Additional Term Loans.

(a) The parties hereby agree that upon the Third Amendment Effective Date, the First Additional Term Loans of each Term Loan Lender that will hold Second Additional Term Loans on the Third Amendment Effective Date (each such Lender, a “Converting Lender”) shall, in the sole discretion of the Administrative Agent, be converted into Second Additional Term Loans, in each case in the amounts and the percentages, as applicable, set forth in the Register for such Converting Lender. In the event that, immediately after giving effect to the payments, conversions and reallocations on the Third Amendment Effective Date as contemplated by this Section 4(a), the outstanding principal amount of a Converting Lender’s Second Additional Term Loans will exceed the outstanding principal amount of such Converting Lender’s First Additional Term Loans immediately prior to giving effect to such payments, conversions and reallocations, then such Converting Lender shall make an advance in an amount equal to such excess. Furthermore, the Administrative Agent shall make such reallocations of outstanding Term Loans of each Converting Lender as are necessary in order that the Second Additional Term Loans of such Converting Lender reflect such Converting Lender’s Term Loan Commitment, in each case as set forth on the Register immediately after giving effect to the payments, conversions and reallocations contemplated in this Section 4(a).

(b) As of the Third Amendment Effective Date, after giving effect to the payments, conversions and reallocations described in Section 4(a), the aggregate outstanding amount of the Second Additional Term Loans shall be $207,905,250. The outstanding First Additional Term Loans of all Term Loan Lenders other than the Converting Lenders (the “Departing Lenders”)

shall be repaid in full from the proceeds of the Second Additional Term Loans and terminated and each such Departing Lender shall cease to be a Lender with respect to Term Loans under the Credit Agreement. In addition, on the Third Amendment Effective Date, the First Additional Term Loans shall be entirely re-evidenced and replaced with the Second Additional Term Loans. The Borrowers hereby agree that after the Third Amendment Effective Date, neither the Administrative Agent, the Syndication Agent, the Documentation Agent nor any Lender shall have any further obligations with respect to the First Additional Term Loans.

(c) All Term Notes issued by the Borrowers to any Term Loan Lender in connection with the First Additional Term Loans shall be promptly returned to the Administrative Agent who shall cancel such Term Notes and forward them to the Borrowers. Upon the request of any Term Loan Lender in connection with the Second Additional Term Loans, the Borrowers shall execute and deliver to such Term Loan Lender new Term Notes.

(d) To the extent any conversion, reallocation or prepayment provided in this Section 4 is deemed to conflict with any of the provisions of Articles IV or V of the Credit Agreement (including, without limitation, Section 4.6(d) of the Credit Agreement), any such conflicting provisions are hereby waived for purposes of this Amendment.

(e) The events and transactions described and contemplated in this Section 4 are not intended to, and shall not, constitute a novation of the Credit Agreement or any of the indebtedness incurred in connection therewith, including, without limitation, any Obligations.

5. Effectiveness. This Amendment shall become effective on the date that each of the following conditions has been satisfied:

(a) Amendment Documents. The Administrative Agent shall have received the following documents:

(i) (A) a duly executed counterpart of this Amendment from the Administrative Agent and the Borrowers, (B) Authorizations from each Increase Lender and (C) Authorizations from the Required Lenders; and

(ii) to the extent requested by any Lender, a Term Note with respect to such Lender executed by the Borrowers.

(b) First Additional Term Loan Documents. The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Administrative Agent:

(i) an Increase Notification executed by the Company, on behalf of the Borrowers, providing for Second Additional Term Loans totaling $207,905,250; and

(ii) an Officer’s Compliance Certificate executed by the Company, on behalf of the Borrowers, attaching updated financial projections and demonstrating that after giving effect to the Second Additional Term Loans made on the effective date of this Amendment the Borrowers are in pro forma compliance with the financial covenants set forth in Article X.

(c) Affidavit of Execution. The Administrative Agent shall have received an affidavit from the Borrowers confirming that the Amendment and the Term Notes have been executed and delivered outside of the State of Florida.

(d) Notice of Borrowing. The Administrative Agent shall have received a completed Notice of Borrowing executed by the Company, on behalf of the Borrowers, in accordance with Section 6.3 of the Credit Agreement with respect to the Second Additional Term Loans in the principal amount of $207,905,250 (together with any applicable indemnity agreement relating to LIBOR Rate Loans).

(e) Certificates of Secretary. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Borrower dated as of the Third Amendment Effective Date:

(i) certifying as to the incumbency and genuineness of the signature of each officer of such Borrower executing Loan Documents to which it is a party (or containing a representation that each authorized signatory provided in the most recent certificate of secretary which was delivered to the Administrative Agent in connection with the Credit Agreement remains unchanged as of the Third Amendment Effective Date);

(ii) certifying that the articles or certificate of incorporation or formation of each Borrower and all amendments thereto and the bylaws or other governing document of each Borrower and all amendments thereto which were most recently delivered to the Administrative Agent in connection with the Credit Agreement have not been repealed, revoked, rescinded or further amended in any respect and that each remains in full force and effect as of the Third Amendment Effective Date; and

(iii) certifying that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Amendment, the Increase Notification and the Term Notes.

(f) Opinion of Counsel. The Administrative Agent shall have received a legal opinion of counsel to the Borrowers, addressed to the Administrative Agent and the Lenders and dated as of the Third Amendment Effective Date, which shall be in form and substance acceptable to the Administrative Agent, as to the due authorization, execution, delivery and enforceability of this Amendment, the Increase Notification and the Term Notes and such other matters as reasonably requested by the Administrative Agent.

(g) Repayment to Departing Lenders. The Borrowers shall have repaid in full the outstanding First Additional Term Loans (together with all applicable accrued and unpaid fees and interest) of each Departing Lender.

(h) Fees and Expenses. The Administrative Agent shall have been reimbursed for all reasonable fees and out of pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the fees and expenses referred to in Section 9 of this Amendment, the Credit Agreement and the transactions contemplated thereby.

(i) Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment.

6. Reaffirmation of Security Documents. Each Borrower hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Amendment. In furtherance of the reaffirmations set forth in this Section 6, each Borrower hereby grants and assigns a security interest in all Collateral identified in any Security Document as collateral security for the Obligations.

7. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect. The amendments granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of or default under the Credit Agreement, the other Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein.

8. Representations and Warranties/No Default.

(a) By its execution hereof, each Borrower hereby certifies that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred and is continuing as of the date hereof.

(b) By its execution hereof, each Borrower hereby represents and warrants that each Borrower and each Subsidiary thereof has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(c) By its execution hereof, each Borrower hereby represents and warrants that this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Borrower and each Subsidiary thereof party thereto, and each such document constitutes the legal, valid and binding obligation of each Borrower or each Subsidiary thereof party thereto, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

9. Fees and Expenses. The Borrowers shall pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law provisions thereof.

11. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

12. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWERS:

GLOBAL IMAGING SYSTEMS, INC.

By:	/s/ Raymond Schilling
Name:	Raymond Schilling
Title:	Executive Vice President and Chief Financial Officer

GLOBAL OPERATIONS TEXAS, L.P.

By:	Global Imaging Systems, Inc.
Its:	General Partner

	By:	/s/ Raymond Schilling
	Name:	Raymond Schilling
	Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued on the Following Page]

[Third Amendment – Global Imaging Systems, Inc.]

BORROWERS:

GLOBAL IMAGING OPERATIONS, LLC

GLOBAL IMAGING FINANCE COMPANY, LLC

AMERICAN PHOTOCOPY EQUIPMENT COMPANY OF PITTSBURGH, LLC

BERNEY OFFICE SOLUTIONS, LLC

BUSINESS EQUIPMENT UNLIMITED

CAMERON OFFICE PRODUCTS, LLC

CONNECTICUT BUSINESS SYSTEMS, LLC

CONWAY OFFICE PRODUCTS, LLC

COPY SERVICE AND SUPPLY, INC.

DUPLICATING SPECIALTIES, INC.

EASTERN COPY PRODUCTS, LLC

ELECTRONIC SYSTEMS, INC.

ELECTRONIC SYSTEMS OF RICHMOND, INC.

QUALITY BUSINESS SYSTEMS, INC.

SOUTHERN BUSINESS COMMUNICATIONS, INC.

CARR BUSINESS SYSTEMS, INC.

CAPITOL OFFICE SOLUTIONS, LLC

DISTINCTIVE BUSINESS PRODUCTS, INC.

LEWAN & ASSOCIATES, INC.

PROVIEW, INC.

CENTRE BUSINESS PRODUCTS, INC.

DANIEL COMMUNICATIONS, INC.

STEWART BUSINESS SYSTEMS, LLC

PACIFIC OFFICE SOLUTIONS, INC.

AVPRESENTATIONS, INC.

N&L ENTERPRISES, LLC

NORTHEAST COPIER SYSTEMS, LLC

ARIZONA OFFICE TECHNOLOGIES, INC.

COMMERCIAL EQUIPMENT COMPANY

MODERN BUSINESS MACHINES, LLC

LOUIS E. MARINO, SR., INCORPORATED

ADVANCED DOCUMENT SOLUTIONS, LLC

IMAGE MANUFACTURING, INC.,

as Borrowers

By:	/s/ Raymond Schilling
Name:	Raymond Schilling
Title:	See Attached Annex B

[Signatures Continued on the Following Page]

[Third Amendment – Global Imaging Systems, Inc.]

IMAGINE TECHNOLOGY GROUP, INC.

MWB COPY PRODUCTS, INC.

E.P.T. SYSTEMS, INC.

LUCAS BUSINESS SYSTEMS, INC.

THE COPIER BROTHERS, INC.

PINNELL, INC.

DIGITEC BUSINESS SYSTEMS, INC.

DENITECH CORPORATION

DENITECH HOLDINGS LLC

DENITECH PARTNERS LLC

DENITECH FT. WORTH, INC.

DENITECH FT. WORTH HOLDINGS LLC

DENITECH FT. WORTH PARTNERS LLC

TEJAS BUSINESS SYSTEMS, INC.

TEJAS SYSTEMS HOLDINGS LLC

TEJAS PARTNERS LLC,

as Borrowers

By:	/s/ Raymond Schilling
Name:	Raymond Schilling
Title:	See Attached Annex B

[Signatures Continued on the Following Page]

[Third Amendment – Global Imaging Systems, Inc.]

DALLAS DENITECH LIMITED, as Borrower

By:	Denitech Partners LLC
Its:	General Partner

	By:	/s/ Raymond Schilling
	Name:	Raymond Schilling
	Title:	See Attached Annex B

DFW DENITECH LIMITED, as Borrower

By:	Denitech FT. Worth Partners LLC
Its:	General Partner

	By:	/s/ Raymond Schilling
	Name:	Raymond Schilling
	Title:	See Attached Annex B

TBS DENITECH LIMITED, as Borrower

By:	Tejas Partners LLC
Its:	General Partner

	By:	/s/ Raymond Schilling
	Name:	Raymond Schilling
	Title:	See Attached Annex B

[Signatures Continued on the Following Page]

[Third Amendment – Global Imaging Systems, Inc.]

AGENTS AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Lender and at the request of the other Agents and Lenders party to the Credit Agreement pursuant to the Authorization

By:	/s/ Mike Romanzo
Name:	Mike Romanzo
Title:	Vice President

[Third Amendment – Global Imaging Systems, Inc.]

Schedule 1

to

Third Amendment to Credit Agreement

Terms of the

Second Additional Term Loans

All capitalized undefined terms used on this Schedule 1 shall have the meanings assigned thereto in the Credit Agreement dated as of June 25, 2003 (as amended by the First Amendment to Credit Agreement dated as of December 10, 2003, as amended by the Second Amendment to Credit Agreement dated as of May 10, 2004, as amended by the Third Amendment to Credit Agreement dated as of March    , 2005, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent.

Second Additional Term Loan:	Subject to the terms and conditions set forth in the Credit Agreement, each Increase Lender severally agrees to make a Second Additional Term Loan to the Borrowers on a joint and several basis on the Second Additional Term Loan Effective Date (which date shall be the same as the Third Amendment Effective Date). The Second Additional Term Loans shall be funded on the Second Additional Term Loan Effective Date by each Increase Lender in a principal amount equal to such Increase Lender’s Term Loan Percentage of the aggregate principal amount of the Second Additional Term Loans, which aggregate principal amount shall equal the total Term Loan Commitment as of the Second Additional Term Loan Effective Date.

Second Additional Term Loan Effective Date:	March , 2005 (the “Second Additional Term Loan Effective Date”).

Second Additional Term Loan Maturity Date:	The first to occur of (a) May 10, 2010 (provided, however, that the Administrative Agent and the Required Lenders shall have the right to accelerate the First Additional Term Loan Maturity Date to August 15, 2008 if the Convertible Subordinated Notes have not been either (i) converted into equity in accordance with the terms thereof or (ii) refinanced upon terms and conditions satisfactory to the Administrative Agent and the Required Lenders, in each case by June 25, 2008) and (b) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 12.2(a) of the Credit Agreement.

Purpose:	The proceeds of the Second Additional Term Loans shall be used to refinance the First Additional Term Loans on the Second Additional Term Loan Effective Date.

Scheduled Repayments:	In accordance with Section 4.3(b) of the Credit Agreement, the Borrowers shall repay the aggregate outstanding principal amount of the Second Additional Term Loans in consecutive quarterly installments on the last Business Day of each of March, June, September and December commencing March 31, 2005 as set forth below, except as the amounts of individual installments may be adjusted pursuant to Section 4.4 of the Credit Agreement:

YEAR	PAYMENT DATE	PRINCIPAL INSTALLMENT ($)	TERM LOAN COMMITMENT ($)
1	March 31, 2005 June 30, 2005	522,375 522,375	207,382,875 206,860,500
2	September 30, 2005 December 31, 2005 March 31, 2006 June 30, 2006 September 30, 2006 December 31, 2006	522,375 522,375 522,375 522,375 522,375 522,375	206,338,125 205,815,750 205,293,375 204,771,000 204,248,625 203,726,250
3	March 31, 2007 June 30, 2007 September 30, 2007 December 31, 2007	522,375 522,375 522,375 522,375	203,203,875 202,681,500 202,159,125 201,636,750
4	March 31, 2008 June 30, 2008 September 30, 2008	522,375 522,375 522,375	201,114,375 200,592,000 200,069,625
5	December 31, 2008 March 31, 2009 June 30, 2009 September 30, 2009 December 31, 2009	522,375 522,375 522,375 49,625,625 49,625,625	199,547,250 199,024,875 198,502,500 148,876,875 99,251,250
6	March 31, 2010 May 10, 2010	49,625,625 49,625,625	49,625,625 0

Prepayment Premium:	None

Applicable Margin:	The Applicable Margin for the Second Additional Term Loans shall be 1.50% with respect to LIBOR Rate Loans and 0.25% with respect to Base Rate Loans.

ANNEX A

FORM OF LENDER AUTHORIZATION

AUTHORIZATION

March     , 2005

Wachovia Bank, National Association,

    as Administrative Agent

Mail Code: NC-0680

201 South College Street

Charlotte, NC 28288-0680

Attn: Syndication Agency Services

Re:	Third Amendment dated as of March , 2005 (the “Third Amendment”) to the Second Amended and Restated Credit Agreement dated as of June 25, 2003 (as amended, restated, supplemented or otherwise modified from time to time) by and among Global Imaging Systems, Inc. (the “Company”), the Subsidiaries of the Company party thereto (together with the Company, the “Borrowers”), the banks and financial institutions party thereto, as lenders (the “Lenders”), and Wachovia Bank, National Association, as administrative agent (the “Administrative Agent”).

This letter acknowledges our receipt and review of the Third Amendment in the form posted on the Global Imaging Intralinks workspace. By executing this letter, we hereby authorize the Administrative Agent to execute and deliver the Third Amendment on our behalf.

Each financial institution executing this Authorization agrees or reaffirms that it shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and shall have the rights and obligations of a Lender under each such agreement.

[Insert name of applicable financial institution]

By:
Name:
Title:

ANNEX B

OFFICER TITLES

Schedule B Titles

Entity	Raymond Schilling Titles
AMERICAN PHOTOCOPY EQUIPMENT COMPANY OF PITTSBURGH, LLC D/B/A AMCOM OFFICE SYSTEMS	Manager VP and Assistant Secretary

ARIZONA OFFICE TECHNOLOGIES, INC.	VP, Assistant Secretary and Treasurer

AVPRESENTATIONS, INC.	VP, Assistant Secretary and Treasurer

BERNEY OFFICE SOLUTIONS, LLC	Manager VP and Assistant Secretary

BUSINESS EQUIPMENT UNLIMITED	VP, Assistant Secretary and Treasurer

CAMERON OFFICE PRODUCTS, LLC	Manager Vice President and Assistant Secretary

CAPITOL OFFICE SOLUTIONS, LLC	Manager VP, Assistant Secretary and Treasurer

CARR BUSINESS SYSTEMS, INC.	VP, Assistant Secretary and Treasurer

CENTRE BUSINESS PRODUCTS, INC.	VP, Assistant Secretary and Treasurer

COMMERCIAL EQUIPMENT COMPANY	VP, Assistant Secretary and Treasurer

CONNECTICUT BUSINESS SYSTEMS, LLC	Manager VP, Assistant Secretary and Treasurer

CONWAY OFFICE PRODUCTS, LLC	Manager VP, Asst. Treasurer and Asst. Secretary

COPY SERVICE AND SUPPLY, INC.	VP and Asst. Secretary

DANIEL COMMUNICATIONS, INC.	VP, Asst. Secretary and Treasurer

DISTINCTIVE BUSINESS PRODUCTS, INC.	VP, Asst. Secretary and Treasurer

DUPLICATING SPECIALTIES, INC. D/B/A COPYTRONIX	VP, CFO, Asst. Secretary and Treasurer

EASTERN COPY PRODUCTS, LLC	Manager, VP and Asst. Secretary

ELECTRONIC SYSTEMS, INC.	VP and Asst. Secretary

ELECTRONIC SYSTEMS OF RICHMOND, INC.	VP and Asst. Secretary

Entity	Raymond Schilling Titles
GLOBAL IMAGING FINANCE COMPANY, LLC	Manager VP, CFO, Assistant Secretary and Treasurer

GLOBAL IMAGING OPERATIONS, LLC	Manager, VP, Assistant Secretary and Treasurer

LEWAN & ASSOCIATES, INC.	VP, Assistant Secretary and Treasurer

LOUIS E. MARINO, SR. INCORPORATED	VP and Assistant Secretary

MODERN BUSINESS MACHINES, LLC	Manager VP, Assistant Secretary and Treasurer

N&L ENTERPRISES, LLC	Manager VP, Assistant Secretary and Treasurer

NORTHEAST COPIER SYSTEMS, LLC	Manager VP, Assistant Secretary and Treasurer

STEWART BUSINESS SYSTEMS, LLC	Manager VP, Assistant Secretary and Treasurer

PACIFIC OFFICE SOLUTIONS, INC. D/B/A ADVANCE BUSINESS SYSTEMS	VP, Assistant Secretary and Treasurer

PROVIEW, INC.	VP, Assistant Secretary and Treasurer

QUALITY BUSINESS SYSTEMS, INC.	VP, CFO, Assistant Secretary and Treasurer

SOUTHERN BUSINESS COMMUNICATIONS, INC.	VP, Assistant Secretary and Treasurer

IMAGINE TECHNOLOGY GROUP, INC.	VP, Assistant Secretary and Treasurer

MWB COPY PRODUCTS, INC.	VP, Assistant Secretary and Treasurer

E.P.T. SYSTEMS, INC.	VP, Assistant Secretary and Treasurer

LUCAS BUSINESS SYSTEMS, INC.	VP, Assistant Secretary and Treasurer

THE COPIER BROTHERS, INC.	VP, Assistant Secretary and Treasurer

PINNELL, INC.	VP, Assistant Secretary and Treasurer

DIGITEC BUSINESS SYSTEMS, INC.	VP, Assistant Secretary and Treasurer

Entity	Raymond Schilling Titles

DENITECH CORPORATION	VP, Assistant Secretary and Treasurer

DENITECH FT. WORTH, INC.	VP, Assistant Secretary and Treasurer

TEJAS BUSINESS SYSTEMS, INC.	VP, Assistant Secretary and Treasurer

TEJAS PARTNERS LLC	Manager, VP, Assistant Secretary and Treasurer

TEJAS SYSTEMS HOLDINGS LLC	Manager, VP, Assistant Secretary and Treasurer

DENITECH FT. WORTH PARTNERS LLC	Manager, VP, Assistant Secretary and Treasurer

DENITECH FT. WORTH HOLDINGS LLC	Manager, VP, Assistant Secretary and Treasurer

DENITECH PARTNERS LLC	Manager, VP, Assistant Secretary and Treasurer

DENITECH HOLDINGS LLC	Manager, VP, Assistant Secretary and Treasurer

DALLAS DENITECH LIMITED	VP, Assistant Secretary and Treasurer

DFW DENITECH LIMITED	VP, Assistant Secretary and Treasurer

TBS DENITECH LIMITED	VP, Assistant Secretary and Treasurer

ADVANCED DOCUMENT SOLUTIONS, LLC	VP, Assistant Secretary and Treasurer

IMAGE MANUFACTURING, INC.	VP, Assistant Secretary and Treasurer